UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
        240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company  ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Groupon, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on April 13, 2020 (the “Original Filing”) in reliance on an order issued by the SEC on March 4, 2020 and amended March 25, 2020 (Release Nos. 34-88318 and 34-88465) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended, providing a 45-day filing extension (the “Order”). The Company is filing this Amendment No. 1 (the “Amendment”) to the Original Filing solely for the purpose of including an Explanatory Note in accordance with the Order, which was inadvertently omitted from the Original Filing.
As previously reported on its Current Report on Form 8-K filed on April 10, 2020, the novel coronavirus (“Covid-19”) pandemic has caused disruptions in the Company’s day-to-day activities and impacted the ability of its staff to complete, within four business days, the procedures relating to the restructuring activities with respect to the Company’s phase down of the Goods category and as part of the cost cutting measures implemented in response to the impact of Covid-19. As a result, the Company relied on the 45-day grace-period provided by the Order to extend the Original Filing deadline from April 10, 2020 to April 13, 2020.
Except as described above, this Amendment does not modify or update the disclosures in, or exhibits to the Original Filing. Furthermore, this Amendment does not change any previously reported financial results, nor does it reflect events occurring after the date of the Original Filing. Information not affected by this Amendment remains unchanged and reflects the disclosures made at the time the Original Filing was made. Accordingly, this Amendment should be read in conjunction with the Original Filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:
Exhibit No.	Description
3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Groupon, Inc. (incorporated by reference to Exhibit 3.1 of the Form 8-K filed on April 13, 2020)
4.1
Rights Agreement, dated as of April 10, 2020 between Groupon, Inc. and Computershare Trust Company, N.A. as Right Agent (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on April 13, 2020)

99.1	Press release dated April 13, 2020 (incorporated by reference to Exhibit 99.1 of the Form 8-K filed on April 13, 2020)
99.2	Summary of Terms of Rights Agreement (incorporated by reference to Exhibit 99.2 of the Form 8-K filed on April 13, 2020)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: May 21, 2020
By: /s/ Melissa Thomas Name: Melissa Thomas Title: Chief Financial Officer